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                                                                   EXHIBIT 10.11


                               AMENDMENT TO LEASE

     THIS AMENDMENT TO LEASE is entered into this 31st day of July, 1996, by and between TRANSCONTINENTAL REALTY INVESTORS, INC., (hereinafter called "LANDLORD") and AAXICO SALES, INC. AND SATELLITE ACCESS SYSTEMS, INC. (hereinafter called "TENANT");


                                  WITNESSETH;

     WHEREAS, the LANDLORD and TENANT have previously entered into a Lease dated this 1st day of July, 1996, premises containing approximately 11,146 square feet and located at 111 Second Avenue NE, in St. Petersburg, FL (hereinafter referred to as the "Original Lease"); and

     WHEREAS, LANDLORD and TENANT are desirous of modifying and amending certain parts of the Original Lease;

     NOW THEREFORE, in consideration of the mutual promises and obligations contained herein, the adequacy and sufficiency of which is hereby acknowledged, it is agreed by and between the parties that the Lease shall be hereby amended in the following manner and upon the terms and conditions hereinafter set forth:

          Tenant shall be allowed, at Tenant's cost, to submeter the building HVAC system to allow air conditioning to the premises during non standard building hours. Tenant agrees to pay after hours air conditioning charges directly to Florida Power. Tenant further agrees to share the cost of all maintenance and repair of the 16th floor HVAC system, with Tenant responsible for 61% and the Landlord responsible for 39% of the cost. Tenant acknowledges that the HVAC system is turned off from time to time for regular maintenance and repairs and that Landlord will provide Tenant with reasonable notice whenever possible.

Except as provided herein, all other terms, conditions, and covenants under said Original Lease shall remain in full force and effective and cannot be modified unless said modification is reduced to writing and signed by all parties.

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
LANDLORD:                                              TENANT:
Transcontinental Realty Investors, Inc.                AAXICO SALES, INC.

By: /s/ David W. Starowicz                             By: Illegible
   -------------------------------------                  -------------------------------
   David W. Starowicz                                     TITLE:
   Vice President

DATE: 8/16/96                                           Date: July 25, 1996
      ----------------------------------                      ---------------------------

WITNESS: /s/ Michelle C. McDowell                       WITNESS: Illegible
        --------------------------------                        -------------------------

WITNESS: Illegible                                      WITNESS: Illegible
        --------------------------------                        -------------------------

                                                        TENANT:
                                                        SATELLITE ACCESS SYSTEMS, INC.


                                                        By: Illegible
                                                            -----------------------------
                                                            TITLE: CEO

                                                        DATE: July 22, 1996
                                                              ---------------------------

                                                        WITNESS: Illegible
                                                                 ------------------------

                                                        WITNESS: Illegible
                                                                 ------------------------
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